Amendment No. 1

ADDENDUM TO MINING OPTION AGREEMENT (Algarrobo Property)

THIS ADDENDUM made as of July 27,  2012 (the "Addendum")

BY AND BETWEEN

GUNTER STROMBERGER, an individual with an address of Yerbas Buenas 460, Piso 2 Copiapo, Chile.

ELSA  DORILA DUARTE HORTA, an individual with an address of Yerbas Buenas 460, Piso 2 Copiapo, Chile.

SLM  ROBLE 5  UNO  DE  SIERRA ALGARROBO;   SLM  ROBLE SA  UNO  DE SIERRA ALGARROBO; SLM  ROBLE 5B UNO DE SIERRA ALGARROBO; SLM ROBLE 5C  UNO  DE  SIERRA ALGARROBO; SLM  ROBLE 2 UNO  DE  SIERRA ALGARROBO; SLM  ROBLE 2A UNO DE SIERRA ALGARROBO;  SLM  ROBLE 2B UNO  DE SIERRA ALGARROBO;    SLM  ROBLE 3 UNO  DE  SIERRA ALGARROBO; SLM  ROBLE  4 UNO DE SIERRA ALGARROBO; SLM  ROBLE  4A UNO DE SIERRA ALGARROBO; and    SLM ROBLE 4B UNO DE SIERRA ALGARROBO each  of  the  above  a    Sociedad  Legal Minera  duly incorporated  and existing under the laws of Chile and represened herein by Gunter Stromberger and Elsa Dorila Duarte Horta and each having their address at Yerbas Buenas 460,  Piso 2 Copiap6, Chile. (the "SLMs")

And

MID  AMERICAS CORP. a company incorporated pursuant to the laws of Belieze and having its address as Cor 12 Baymen Avenue and Calle Al Mar, Belize City, Belize.
(the "Optionee")

BACKGROUND

A On April 23rd, 2012, the Optionee on the one hand, and  Gunter Stromberger and Elsa Dorila Duarte Horta on the other hand as optionors, executed an option agreement (the "Option Agreement") in relation to certain concessions identified at Schedule A of said Option Agreement.

B.  Due to the fact that certain of the concessions noted in Schedule A of the Option Agreement were in fact owned by and registered in the name of SLMs noted above and  were  not  directly  owned  by  and  registered  under  the  names  of  Gunter

Stromberger and/or Elsa Dorila Duarte Horta as originally noted in the Option Agreement, and in order to add certain additional clarifications to the Option Agreement, the parties hereto have executed the present amendment in order to make the corresponding clarifications.

C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Therefore, in consideration of the mutual covenants and conditions contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Amendment of Definition of Optionor.

The Parties hereby expressly replace the definition of Optionor established on page 1 of the Option Agreement with the following: Optionor shall mean under the Option Agreement, Gunter Stromberger and each of the SLMs

2.  Amendment of Section 2.1 Representations and Warranties and Covenants of the Optionors

The following shall be added to Section 2.1 as Section 2.1 (h)

"Each of the SLMs are duly incorporated and in good standing under the laws of Chile. Gunter Stromberger and Elsa Dorila Duarte Horta are the sole shareholders of the SLMs. and have the good and sufficient authority to represent and act on behalf of the SLMs. "

3.   Amendment of Section 3.2  Consideration

The following shall be added as the final sentence of section 3.2.

"Each of the payments noted at points (i) to (vii) ofthis Section 3.2, shall be made by the Optionee to the Optionor  as follows.  33.3 % of said consideration shall be paid to Gunter Stromberger and the remaining 66.6% shall be divided into 11 equal sums to be paid to each of the SLMs"

4.  Amendment of Section 3.4 Maintenance of Option

The following shall be added as letter (c) of section 3.4.

"All sums paid to the Optionors under subsections (i) to (vi) of Section 3.2 of this Agreement shall be understood to be Expenditures under section 3.4 of this Agreement and therefore shall be expressly considered as part of the Expenditures which the Optionee mustincur pursuant to said Section in order to maintain in force and exercise, the Option."

     5. Validity ofthe Option Agreement

The Option Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Option Agreement and be governed by its provisions including its dispute resolution provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

The Parties intending to be bound have entered into this Amendment on the date set out on the fist page.

MID AMERICAS CORP.

          /s/ Mark C. Hulse
(Authorized Signatory)

       /s/ Gunter Stromberger
GUNTERSTROMBERGER	WITNESSED BY: Name:

       /s/ Elsa Dorila Duarte Horta
ELSA DORILA DUARTE HORTA	WITNESSED BY: Name:

SLM ROBLE 5 UNO DE SIERRA ALGARROBO;
By: /s/ Gunter Stromberger
Gunter Stromberger

By:  /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE SA UNO DE SIERRA ALGARROBO;
By: /s/ Gunter Stromberger
Gunter Stromberger

By: /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE SB UNO DE SIERRA ALGARROBO;
By: /s/ Gunter Stromberger
Gunter Stromberger

By:  /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE 5C UNO DE SIERRA ALGARROBO; SLM ROBLE 2 UNO DE SIERRA ALGARROBO;

SLM ROBLE 2A UNO DE SIERRA ALGARROBO;

By: /s/ Gunter Stromberger
Gunter Stromberger

By: /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE 2B UNO DE SIERRA ALGARROBO;

By: /s/ Gunter Stromberger
Gunter Stromberger

By:  /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE 3 UNO DE SIERRA ALGARROBO;

By: /s/ Gunter Stromberger
Gunter Stromberger

By:  /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE 4 UNO DE SIERRA ALGARROBO;

By: /s/ Gunter Stromberger
Gunter Stromberger

By:  /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE 4A UNO DE SIERRA ALGARROBO;

By: /s/ Gunter Stromberger
Gunter Stromberger

By: /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name:

SLM ROBLE 4B UNO DE SIERRA ALGARROBO

By: /s/ Gunter Stromberger
Gunter Stromberger

By: /s/ Elsa Dorila Duarte Horta
Elsa Dorila Duarte Horta

Witnessed By:
Name: